UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 26, 2005

VIA NET.WORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29391	84-1412512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

H. Walaardt Sacrestraat 401-403, 1117 BM Schiphol, Amsterdam, The Netherlands
(Address of principal executive offices)

Registrant’s telephone number, including area code +31 20 502 0000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On April 26, 2005, VIA NET.WORKS, Inc. announced that it received notification from The Nasdaq Stock Market (“Nasdaq”) that with VIA’s filing of its annual report on Form 10-K on April 26, 2005, VIA now complies with Marketplace Rule 4310(c)(14) regarding periodic filing requirements.  Nasdaq also notified VIA that the fifth character “E” will be removed from its trading symbol at the opening of business on April 28, 2005.

A copy of the related press release is filed hereto as Exhibit 99.1.

Item 9.01                                             Financial Statements and Exhibits.

(c) Exhibits.

99.1                                Press Release issued by VIA NET.WORKS, Inc., dated April 26, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIA NET.WORKS, INC.
(Registrant)

/s/ Matt S. Nydell
Matt S. Nydell Senior Vice President, General Counsel & Secretary

April 27, 2005

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by VIA NET.WORKS, Inc., dated April 26, 2005.